Fees Summary	Sep. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,681,250.00
Previously Paid Amount	0.00
Total Fee Amount	2,707.00
Total Offset Amount	0.00
Net Fee	$ 2,707.00